UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2009

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51757 (Commission File Number)	16-1731691 (I.R.S. Employer Identification Number)
2001 Bryan Street, Suite 3700 Dallas, Texas 75201 (Address of principal executive offices)

Registrant's telephone number, including area code: (214) 750-1771

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

The Partnership adopted new accounting standards in 2009, for which retrospective application of 2008 pro forma financial information is required. The Partnership is filing a copy of the unaudited pro forma condensed consolidated financial information as Exhibit 99.1 hereto.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.                                                      Description of Exhibit

99.1	Unaudited condensed consolidated pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGENCY ENERGY PARTNERS LP
(Registrant)

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: May 14, 2009	By:	/s/ Lawrence B. Connors
Lawrence B. Connors Senior Vice President Chief Accounting Officer